UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

BrandywineGLOBAL —

DIVERSIFIED US LARGE

CAP VALUE FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Diversified US Large Cap Value Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

II	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, primarily, price-to-earnings (“P/E”)ii, price-to-book (“P/B”)iii, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

We believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the Russell 1000 Index. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces good investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. In our opinion, focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year ended September 30, 2021 began on a positive note, with strong U.S. equity returns and positive performance for value investing in the fourth quarter 2019. The economy, financial markets and societies around the globe have gone through a tremendous amount of change over the last eighteen months. At times, it is hard to grasp all that has transpired in such a short period of time. We know that change is a constant however, the rate of change for even the most basic functions such as going to work, a store or a restaurant has been mind boggling. Simple everyday tasks became sources of stress as

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	1

Fund overview (cont’d)

rules were suggested, written, reversed then changed again out of an abundance of caution. We are still in a very low interest rate environment however, over the past year the yield on the 10-year Treasury doubled from 0.66% to 1.49%. Brexit disruption is not viewed as much of a global concern any longer which has shifted to the impact of inflation and supply chain disruptions to the U.S. economy. If this virus had remained contained within China or Asia, we might still be focusing on very minor upticks / downticks in GDPiv and the unemployment rate as was the case prior to the start of 2020. Thanks to massive stimulus and central bank intervention, the U.S. witnessed the quickest recovery from a very short and deep recession that ended a decade long expansion since the real estate bubble. Questions remain if the economy can resume on its own and replace the presumed ending of the social stimulus packages, the size of which are quite incredible to contemplate. Also, the rates of change that we have witnessed can still seem disorienting compared to the last few decades. Today’s concerns seem just as pressing about whether this expected spike in inflation we are experiencing will abate in the coming months, while the politicians push the debt ceiling higher attempting to fix other issues. Or will there be more lasting effects from this recession such as the supply chain disruptions?

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationships, while avoiding emotional reactions to near term events. We respond to such a volatile, unprecedented environments by the consistent, disciplined execution of our investment strategy. This process has been tested over more than 20 years of varied conditions and while we recognize it will not excel in every situation, we do believe it will avoid large losses relative to the Russell 1000 Value Indexv in the short run and do well over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment, nor do we rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2021, Class A shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund, excluding sales charges, returned 38.09%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 35.01% for the same period. The Lipper Large-Cap Value Funds Category Averagevi returned 35.23% over the same time frame.

2	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Diversified US Large Cap Value Fund:
Class A	5.15%	38.09%
Class C	4.80%	37.16%
Class R	5.01%	37.74%
Class I	5.32%	38.51%
Class IS	5.37%	38.64%
Russell 1000 Value Index	4.39%	35.01%
Lipper Large-Cap Value Funds Category Average	4.88%	35.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.17%, 2.09%, 1.69%, 0.82%, and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expense, and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80%for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses of Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses to average net assets of Class A, Class C and Class R shares will not exceed 1.10%, 1.85% and 1.35%, respectively. These expense limitation arrangements are expected to continue until December 31, 2022 but may be terminated at any time by the manager.

Q. What were the leading contributors to performance?

A. The portfolio managed to deliver superior returns from being tilted towards the more economically sensitive sectors while remaining underweight the safety of higher dividend yielding sectors such as Utilities and Consumer Staples. The combined underweight in those two sectors accounted for just over two percent of the outperformance. Interest rates have remained extremely low throughout this period as the V shaped recovery took hold and materialized. Banking has seen robust performance aided by aggressive cost cutting and a return to merger and acquisition activity after a protracted pause in the beginning of the shutdown. Maintaining substantial exposures in banking and consumer finance industries helped Financials to be the second-best performing sector in the strategy. Information Technology was another area of both absolute and relative strength, despite maintaining a substantial overweight in this underperforming sector. Strong performance by Oracle in the software industry added to the strength of our holdings in the Information Technology sector. The supply chain disruptions experienced during these unusual times further highlighted the dependence the auto industry has on semiconductors. The global shortage of chips benefited the Fund’s holdings of semiconductor equipment manufacturers, such as Applied Materials. The shortage led to a shortage of automobile inventory which in the end gave manufacturers greater pricing power during this time of both new and used cars alike. The stronger pricing power helped them return to profitability after the initial months of quarantining in which car usage was so low that some auto insurance companies issued partial rebates of premiums. The auto industry bolstered outperformance in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. During times of such robust increases, riskier assets tend to perform the best. In large cap value, the smaller the company and the lower the quality, the more wind was in your sails as industries that were the hardest hit by the virus-driven decline of economic activity had strongest snap back. The year began with strong performance from higher priced growthier companies within the value benchmark. All these factors were strong obstacles the strategy had to overcome during this past year since we remained consistent with our

4	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

discipline of focusing on higher quality, lower valuation companies and the portfolio naturally is skewed away from smaller companies. The price of oil rose steadily in the first nine months of the reporting period. The portfolio was initially underweight the Energy sector and lagged the benchmark early. We steadily added to our positioning, once companies had returned to profitability and ended this period with a slight overweight. The more recent underperformance in the sector added to the detraction in the portfolio. Health Care is a defensive sector which lagged the broader market. The Fund was overweight in the biotechnology industry, which detracted from returns. Amgen underperformed after a disappointing first quarter earnings release from weaker drug sales. After initially rebounding. the stock ended fiscal year much lower.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the past year, and we remain focused on maintaining a portfolio of lower valuation large cap value stocks with favorable price momentum and quality characteristics. As always, changes in the portfolio’s positions and sector weights are the result of our bottom-up stock selection process, rather than any macro themes. The largest sector weight declines over the last twelve months were in Communication Services (down 6.2%), Industrials (down 6.7%), and Health Care (down 4.7%). The Communication Services sector is now the largest underweight sector relative to the benchmark while the Health Care sector is more than 2.0% below the benchmark for the first time in nearly seven years. Poor price momentum drove most of the changes in both sectors. We more than doubled the exposure to energy albeit off a very low base. The most significant sector increase was in Consumer Discretionary (up 8.0%), which is now the largest overweight sector relative to the benchmark. We had reduced our positioning in the early months of the pandemic as these companies were hit the hardest from shutting down the economy, with most companies posting substantial operating losses. In a reversal from last year, we added to the Financials sector with new holdings in smaller banks and insurance companies. The strong performance of these industries also helped increase the overall sector weight.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in BrandywineGLOBAL — Diversified US Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 15, 2021

6	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

RISKS: Equity securities are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalization. In addition, the value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: JPMorgan Chase & Co. (5.0%), Johnson & Johnson (4.1%), Bank of America Corp. (4.0%), Oracle Corp. (3.6%), Comcast Corp. (2.8%), Exxon Mobil Corp. (2.7%), Cisco Systems Inc. (2.3%), iShares Russell 1000 Value ETF (2.1%), Lowe’s Cos. Inc. (2.1%), and Intel Corp. (2.1%). Please refer to pages 14 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Financials (27.2%), Health Care (14.6%), Information Technology (13.8%), Consumer Discretionary (12.1%) and Industrials (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

iii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 354 funds for the six-month period and among the 347 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.15%	$1,000.00	$1,051.50	1.09%	$5.61	Class A	5.00%	$1,000.00	$1,019.60	1.09%	$5.52
Class C	4.80	1,000.00	1,048.00	1.85	9.50	Class C	5.00	1,000.00	1,015.79	1.85	9.35
Class R	5.01	1,000.00	1,050.10	1.35	6.94	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	5.32	1,000.00	1,053.20	0.80	4.12	Class I	5.00	1,000.00	1,021.06	0.80	4.05
Class IS	5.37	1,000.00	1,053.70	0.70	3.60	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/21	38.09%	37.16%	37.74%	38.51%	38.64%
Five Years Ended 9/30/21	11.76	11.12	11.48	12.09	12.21
Ten Years Ended 9/30/21	13.02	12.27	N/A	13.34	13.44
Inception* through 9/30/21	—	—	9.76	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/21	30.12%	36.16%	37.74%	38.51%	38.64%
Five Years Ended 9/30/21	10.44	11.12	11.48	12.09	12.21
Ten Years Ended 9/30/21	12.35	12.27	N/A	13.34	13.44
Inception* through 9/30/21	—	—	9.76	—	—

Cumulative total returns
Without sales charges[1]
Class A (9/30/11 through 9/30/21)	240.07%
Class C (9/30/11 through 9/30/21)	218.13
Class R (Inception date of 1/31/14 through 9/30/21)	104.09
Class I (9/30/11 through 9/30/21)	249.95
Class IS (9/30/11 through 9/30/21)	252.83

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are September 7, 2010, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 2011 - September 2021

Value of $1,000,000 invested in

Class I and IS Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 2011 - September 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

12	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund on September 30, 2011, assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index (the “Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other class.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	13

Schedule of investments

September 30, 2021

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.5%
Communication Services — 3.5%
Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	34,200	$423,738
Media — 3.4%
Comcast Corp., Class A Shares	156,700	8,764,231
Fox Corp., Class A Shares	14,900	597,639
Interpublic Group of Cos. Inc.	9,800	359,366
Omnicom Group Inc.	9,400	681,124
Total Media		10,402,360
Total Communication Services		10,826,098
Consumer Discretionary — 12.1%
Auto Components — 0.1%
Lear Corp.	2,000	312,960
Automobiles — 1.6%
Ford Motor Co.	171,700	2,431,272	*
General Motors Co.	49,100	2,588,061	*
Total Automobiles		5,019,333
Distributors — 0.4%
Genuine Parts Co.	6,300	763,749
LKQ Corp.	13,400	674,288	*
Total Distributors		1,438,037
Diversified Consumer Services — 0.1%
Service Corp. International	7,700	464,002
Household Durables — 1.8%
DR Horton Inc.	16,100	1,351,917
Lennar Corp., Class A Shares	12,100	1,133,528
Mohawk Industries Inc.	3,100	549,940	*
Newell Brands Inc.	18,600	411,804
NVR Inc.	110	527,349	*
PulteGroup Inc.	11,700	537,264
Tempur Sealy International Inc.	5,900	273,819
Toll Brothers Inc.	3,600	199,044
Whirlpool Corp.	2,700	550,422
Total Household Durables		5,535,087
Internet & Direct Marketing Retail — 0.7%
eBay Inc.	30,300	2,111,001
Leisure Products — 0.2%
Brunswick Corp.	3,300	314,391
Polaris Inc.	2,100	251,286
Total Leisure Products		565,677

See Notes to Financial Statements.

14	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Multiline Retail — 1.7%
Kohl’s Corp.	4,500	$211,905
Target Corp.	22,100	5,055,817
Total Multiline Retail		5,267,722
Specialty Retail — 5.3%
Advance Auto Parts Inc.	2,900	605,781
AutoNation Inc.	3,800	462,688	*
AutoZone Inc.	800	1,358,392	*
CarMax Inc.	4,900	627,004	*
Dick’s Sporting Goods Inc.	2,000	239,540
Gap Inc.	11,300	256,510
Home Depot Inc.	12,600	4,136,076
Lowe’s Cos. Inc.	32,200	6,532,092
O’Reilly Automotive Inc.	3,100	1,894,286	*
Williams-Sonoma Inc.	2,600	461,058
Total Specialty Retail		16,573,427
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc.	6,900	118,404
PVH Corp.	2,100	215,859	*
Skechers U.S.A. Inc., Class A Shares	4,100	172,692	*
Total Textiles, Apparel & Luxury Goods		506,955
Total Consumer Discretionary		37,794,201
Consumer Staples — 4.9%
Beverages — 0.1%
Molson Coors Beverage Co., Class B Shares	6,800	315,384
Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings Inc.	4,100	225,172	*
Casey’s General Stores Inc.	1,500	282,675
Kroger Co.	22,400	905,632
Walgreens Boots Alliance Inc.	30,400	1,430,320
Total Food & Staples Retailing		2,843,799
Food Products — 1.5%
Archer-Daniels-Midland Co.	24,300	1,458,243
Bunge Ltd.	6,100	496,052
JM Smucker Co.	3,700	444,111
Kraft Heinz Co.	41,900	1,542,758
Tyson Foods Inc., Class A Shares	10,000	789,400
Total Food Products		4,730,564

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Tobacco — 2.4%
Altria Group Inc.	55,500	$2,526,360
Philip Morris International Inc.	53,100	5,033,349
Total Tobacco		7,559,709
Total Consumer Staples		15,449,456
Energy — 5.5%
Oil, Gas & Consumable Fuels — 5.5%
Continental Resources Inc.	16,100	743,015
EOG Resources Inc.	25,600	2,054,912
Exxon Mobil Corp.	144,600	8,505,372
Kinder Morgan Inc.	77,400	1,294,902
Marathon Oil Corp.	24,800	339,016
ONEOK Inc.	13,500	782,865
Phillips 66	15,000	1,050,450
Valero Energy Corp.	14,000	987,980
Williams Cos. Inc.	53,300	1,382,602
Total Energy		17,141,114
Financials — 27.2%
Banks — 13.6%
Bank of America Corp.	294,900	12,518,505
Citizens Financial Group Inc.	14,600	685,908
Comerica Inc.	4,700	378,350
Commerce Bancshares Inc.	4,000	278,720
Cullen/Frost Bankers Inc.	1,800	213,516
East-West Bancorp Inc.	5,000	387,700
Fifth Third Bancorp	24,400	1,035,536
JPMorgan Chase & Co.	94,800	15,517,812
KeyCorp	33,500	724,270
M&T Bank Corp.	4,100	612,294
PNC Financial Services Group Inc.	14,600	2,856,344
Regions Financial Corp.	32,900	701,099
Truist Financial Corp.	45,800	2,686,170
US Bancorp	51,200	3,043,328
Western Alliance Bancorp	3,300	359,106
Zions Bancorp NA	5,500	340,395
Total Banks		42,339,053
Capital Markets — 3.6%
Bank of New York Mellon Corp.	30,400	1,575,936
Goldman Sachs Group Inc.	11,600	4,385,148
Invesco Ltd.	13,900	335,129
Jefferies Financial Group Inc.	9,200	341,596

See Notes to Financial Statements.

16	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Capital Markets — continued
LPL Financial Holdings Inc.	2,700	$423,252
Northern Trust Corp.	7,100	765,451
Raymond James Financial Inc.	6,900	636,732
SEI Investments Co.	4,900	290,570
State Street Corp.	12,100	1,025,112
T. Rowe Price Group Inc.	7,800	1,534,260
Total Capital Markets		11,313,186
Consumer Finance — 3.1%
Ally Financial Inc.	12,700	648,335
American Express Co.	23,900	4,003,967
Capital One Financial Corp.	15,100	2,445,747
Credit Acceptance Corp.	200	117,060	*
Discover Financial Services	9,400	1,154,790
OneMain Holdings Inc.	4,100	226,853
Synchrony Financial	20,000	977,600
Total Consumer Finance		9,574,352
Diversified Financial Services — 0.2%
Equitable Holdings Inc.	15,300	453,492
Voya Financial Inc.	4,300	263,977
Total Diversified Financial Services		717,469
Insurance — 6.7%
Aflac Inc.	24,100	1,256,333
Alleghany Corp.	480	299,717	*
Allstate Corp.	10,400	1,324,024
American Financial Group Inc.	3,000	377,490
Arch Capital Group Ltd.	13,800	526,884	*
Assurant Inc.	2,000	315,500
Chubb Ltd.	15,500	2,688,940
Cincinnati Financial Corp.	5,400	616,788
Everest Re Group Ltd.	1,600	401,248
Fidelity National Financial Inc.	8,600	389,924
First American Financial Corp.	3,100	207,855
Globe Life Inc.	3,200	284,896
Hartford Financial Services Group Inc.	12,300	864,075
Lincoln National Corp.	6,600	453,750
Loews Corp.	9,100	490,763
Markel Corp.	480	573,662	*
MetLife Inc.	30,800	1,901,284
Old Republic International Corp.	7,100	164,223
Principal Financial Group Inc.	9,400	605,360

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	17

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — continued
Progressive Corp.	20,100	$1,816,839
Prudential Financial Inc.	13,500	1,420,200
Travelers Cos. Inc.	16,100	2,447,361
Willis Towers Watson PLC	3,900	906,594
WR Berkley Corp.	6,100	446,398
Total Insurance		20,780,108
Total Financials		84,724,168
Health Care — 14.6%
Biotechnology — 3.2%
AbbVie Inc.	39,800	4,293,226
Biogen Inc.	4,500	1,273,455	*
Gilead Sciences Inc.	37,700	2,633,345
Regeneron Pharmaceuticals Inc.	3,100	1,876,058	*
Total Biotechnology		10,076,084
Health Care Equipment & Supplies — 0.2%
Hologic Inc.	5,700	420,717	*
Health Care Providers & Services — 6.7%
AmerisourceBergen Corp.	8,900	1,063,105
Anthem Inc.	10,900	4,063,520
Centene Corp.	18,100	1,127,811	*
Cigna Corp.	11,800	2,361,888
CVS Health Corp.	42,900	3,640,494
DaVita Inc.	4,900	569,674	*
HCA Healthcare Inc.	15,000	3,640,800
Henry Schein Inc.	4,400	335,104	*
Laboratory Corp. of America Holdings	4,300	1,210,192	*
McKesson Corp.	7,000	1,395,660
Quest Diagnostics Inc.	5,900	857,329
Universal Health Services Inc., Class B Shares	3,400	470,458
Total Health Care Providers & Services		20,736,035
Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories Inc., Class A Shares	1,000	745,950	*
PerkinElmer Inc.	3,500	606,515
Total Life Sciences Tools & Services		1,352,465
Pharmaceuticals — 4.1%
Johnson & Johnson	79,300	12,806,950
Total Health Care		45,392,251
Industrials — 8.8%
Aerospace & Defense — 2.1%
General Dynamics Corp.	12,600	2,469,978

See Notes to Financial Statements.

18	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Aerospace & Defense — continued
Huntington Ingalls Industries Inc.	1,300	$250,978
L3Harris Technologies Inc.	6,300	1,387,512
Northrop Grumman Corp.	4,800	1,728,720
Textron Inc.	10,000	698,100
Total Aerospace & Defense		6,535,288
Air Freight & Logistics — 1.3%
Expeditors International of Washington Inc.	2,100	250,173
United Parcel Service Inc., Class B Shares	21,200	3,860,520
Total Air Freight & Logistics		4,110,693
Building Products — 0.5%
Fortune Brands Home & Security Inc.	6,100	545,462
Masco Corp.	11,500	638,825
Owens Corning	4,700	401,850
Total Building Products		1,586,137
Construction & Engineering — 0.1%
Quanta Services Inc.	4,600	523,572
Electrical Equipment — 0.1%
Sensata Technologies Holding PLC	4,600	251,712	*
Industrial Conglomerates — 1.4%
3M Co.	25,300	4,438,126
Machinery — 2.7%
AGCO Corp.	3,300	404,349
Cummins Inc.	6,500	1,459,640
Deere & Co.	9,300	3,116,151
Dover Corp.	6,300	979,650
Oshkosh Corp.	2,000	204,740
Parker-Hannifin Corp.	3,900	1,090,518
Snap-on Inc.	2,400	501,480
Westinghouse Air Brake Technologies Corp.	8,300	715,543
Total Machinery		8,472,071
Road & Rail — 0.3%
AMERCO	900	581,427
Knight-Swift Transportation Holdings Inc.	5,000	255,750
Total Road & Rail		837,177
Trading Companies & Distributors — 0.3%
United Rentals Inc.	2,400	842,232	*
Total Industrials		27,597,008

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	19

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Information Technology — 13.8%
Communications Equipment — 2.4%
Cisco Systems Inc.	130,800	$7,119,444
Juniper Networks Inc.	10,100	277,952
Total Communications Equipment		7,397,396
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics Inc.	3,300	370,557	*
Jabil Inc.	6,400	373,568
Total Electronic Equipment, Instruments & Components		744,125
IT Services — 1.4%
Genpact Ltd.	8,200	389,582
International Business Machines Corp.	27,700	3,848,361
Total IT Services		4,237,943
Semiconductors & Semiconductor Equipment — 5.3%
Broadcom Inc.	12,100	5,867,653
Intel Corp.	122,300	6,516,144
Micron Technology Inc.	33,800	2,399,124
MKS Instruments Inc.	1,700	256,547
Qorvo Inc.	3,500	585,165	*
Skyworks Solutions Inc.	4,900	807,422
Total Semiconductors & Semiconductor Equipment		16,432,055
Software — 3.8%
NortonLifeLock Inc.	18,000	455,400
Oracle Corp.	129,500	11,283,335
Total Software		11,738,735
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Co.	56,800	809,400
HP Inc.	56,700	1,551,312
Total Technology Hardware, Storage & Peripherals		2,360,712
Total Information Technology		42,910,966
Materials — 3.6%
Chemicals — 1.8%
Celanese Corp.	5,100	768,264
Dow Inc.	16,800	967,008
DuPont de Nemours Inc.	16,500	1,121,835
Eastman Chemical Co.	5,900	594,366
LyondellBasell Industries NV, Class A Shares	14,800	1,388,980
Mosaic Co.	16,700	596,524
Total Chemicals		5,436,977
Containers & Packaging — 1.1%
Amcor PLC	69,100	800,869

See Notes to Financial Statements.

20	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Containers & Packaging — continued
Berry Global Group Inc.	3,800	$231,344	*
Crown Holdings Inc.	5,900	594,602
International Paper Co.	17,400	973,008
Packaging Corp. of America	4,100	563,504
Sealed Air Corp.	6,600	361,614
Total Containers & Packaging		3,524,941
Metals & Mining — 0.7%
Nucor Corp.	13,300	1,309,917
Reliance Steel & Aluminum Co.	2,800	398,776
Steel Dynamics Inc.	9,200	538,016
Total Metals & Mining		2,246,709
Total Materials		11,208,627
Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Jones Lang LaSalle Inc.	2,300	570,607	*
Utilities — 3.3%
Electric Utilities — 2.4%
Alliant Energy Corp.	7,500	419,850
Entergy Corp.	6,000	595,860
Evergy Inc.	7,100	441,620
Exelon Corp.	43,000	2,078,620
FirstEnergy Corp.	18,600	662,532
NRG Energy Inc.	7,300	298,059
PPL Corp.	23,200	646,816
Southern Co.	36,100	2,237,117
Total Electric Utilities		7,380,474
Gas Utilities — 0.1%
UGI Corp.	8,900	379,318
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	29,200	666,636
Multi-Utilities — 0.5%
Public Service Enterprise Group Inc.	23,200	1,412,880
Water Utilities — 0.1%
Essential Utilities Inc.	7,400	340,992
Total Utilities		10,180,300
Total Common Stocks (Cost — $228,901,020)		303,794,796
Investments in Underlying Funds — 2.1%
iShares Trust, iShares Russell 1000 Value ETF (Cost — $6,692,832)	41,977	6,569,820
Total Investments before Short-Term Investments (Cost — $235,593,852)		310,364,616

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	21

Schedule of investments (cont’d)

September 30, 2021

BrandywineGLOBAL — Diversified US Large Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 0.3%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $1,071,684)	0.010%	1,071,684	$1,071,684	(a)
Total Investments — 99.9% (Cost — $236,665,536)			311,436,300
Other Assets in Excess of Liabilities — 0.1%			268,197
Total Net Assets — 100.0%			$311,704,497

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2021, the total market value of investments in Affiliated Companies was $1,071,684 and the cost was $1,071,684 (Note 8).

Abbreviation(s) used in this schedule:

ETF — Exchange-Traded Fund

See Notes to Financial Statements.

22	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Statement of assets and liabilities

September 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $235,593,852)	$310,364,616
Investments in affiliated securities, at value (Cost — $1,071,684)	1,071,684
Receivable for securities sold	3,223,514
Dividends and interest receivable	275,299
Receivable for Fund shares sold	211,853
Prepaid expenses	44,817
Total Assets	315,191,783

Liabilities:
Payable for securities purchased	2,928,075
Payable for Fund shares repurchased	320,757
Investment management fee payable	158,803
Service and/or distribution fees payable	9,529
Trustees’ fees payable	4,972
Accrued expenses	65,150
Total Liabilities	3,487,286
Total Net Assets	$311,704,497

Net Assets:
Par value (Note 7)	$144
Paid-in capital in excess of par value	173,786,001
Total distributable earnings (loss)	137,918,352
Total Net Assets	$311,704,497

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2021

Net Assets:
Class A	$44,625,922
Class C	$127,320
Class R	$197,506
Class I	$9,047,826
Class IS	$257,705,923

Shares Outstanding:
Class A	2,060,905
Class C	5,928
Class R	9,172
Class I	417,664
Class IS	11,897,057

Net Asset Value:
Class A (and redemption price)	$21.65
Class C*	$21.48
Class R (and redemption price)	$21.53
Class I (and redemption price)	$21.66
Class IS (and redemption price)	$21.66
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.97

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$11,622,646
Interest from unaffiliated investments	345
Interest from affiliated investments	82
Total Investment Income	11,623,073

Expenses:
Investment management fee (Note 2)	3,260,022
Service and/or distribution fees (Notes 2 and 5)	102,643
Registration fees	91,251
Transfer agent fees (Note 5)	88,970
Fund accounting fees	72,539
Trustees’ fees	62,424
Legal fees	41,691
Audit and tax fees	34,567
Shareholder reports	11,671
Insurance	6,131
Custody fees	2,278
Interest expense	29
Miscellaneous expenses	8,825
Total Expenses	3,783,041
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(106,541)
Net Expenses	3,676,500
Net Investment Income	7,946,573

Realized and Unrealized Gain on Investments (Notes 1, 3 and 9):
Net Realized Gain From Unaffiliated Investment Transactions	159,959,402
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	5,489,504
Net Gain on Investments	165,448,906
Increase in Net Assets From Operations	$173,395,479

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$7,946,573	$11,093,018
Net realized gain	159,959,402	9,783,376
Change in net unrealized appreciation (depreciation)	5,489,504	(50,222,093)
Increase (Decrease) in Net Assets From Operations	173,395,479	(29,345,699)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(36,441,976)	(61,869,107)
Decrease in Net Assets From Distributions to Shareholders	(36,441,976)	(61,869,107)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	89,252,347	66,507,853
Reinvestment of distributions	36,291,553	61,590,502
Cost of shares repurchased	(165,329,313)	(210,667,175)
Shares redeemed in-kind (Note 9)	(245,404,567)	—
Decrease in Net Assets From Fund Share Transactions	(285,189,980)	(82,568,820)
Decrease in Net Assets	(148,236,477)	(173,783,626)

Net Assets:
Beginning of year	459,940,974	633,724,600
End of year	$311,704,497	$459,940,974

See Notes to Financial Statements.

26	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.66	$19.77	$21.85	$21.07	$18.64

Income (loss) from operations:
Net investment income	0.25	0.31	0.32	0.26	0.27
Net realized and unrealized gain (loss)	6.00	(1.31)	(0.52)	2.19	3.40
Total income (loss) from operations	6.25	(1.00)	(0.20)	2.45	3.67

Less distributions from:
Net investment income	(0.37)	(0.49)	(0.29)	(0.32)	(0.26)
Net realized gains	(0.89)	(1.62)	(1.59)	(1.35)	(0.98)
Total distributions	(1.26)	(2.11)	(1.88)	(1.67)	(1.24)

Net asset value, end of year	$21.65	$16.66	$19.77	$21.85	$21.07
Total return[2]	38.09%	(6.24)%	(0.36)%	12.12%	20.54%

Net assets, end of year (000s)	$44,626	$1,361	$2,440	$1,972	$1,096

Ratios to average net assets:
Gross expenses	1.18%	1.18%[3]	1.13%[3]	1.13%[3]	1.18%[3]
Net expenses[4,5,6]	1.09	1.10 [3]	1.10 [3]	1.10 [3]	1.08 [3]
Net investment income	1.16	1.76	1.68	1.23	1.39

Portfolio turnover rate	75%[7]	54%	51%[7]	46%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2021	2020		2019	2018	2017

Net asset value, beginning of year	$16.61	$19.21		$21.50	$20.79	$18.36

Income (loss) from operations:
Net investment income	0.10	0.31	[2]	0.18	0.09	0.13
Net realized and unrealized gain (loss)	5.96	(1.29)		(0.56)	2.17	3.36
Total income (loss) from operations	6.06	(0.98)		(0.38)	2.26	3.49

Less distributions from:
Net investment income	(0.30)	—		(0.32)	(0.20)	(0.08)
Net realized gains	(0.89)	(1.62)		(1.59)	(1.35)	(0.98)
Total distributions	(1.19)	(1.62)		(1.91)	(1.55)	(1.06)

Net asset value, end of year	$21.48	$16.61		$19.21	$21.50	$20.79
Total return[3]	37.16%	(6.06)%[2]		(1.29)%	11.28%	19.70%

Net assets, end of year (000s)	$127	$141		$213	$288	$586

Ratios to average net assets:
Gross expenses	2.21%	2.34%[4]		1.89%[4]	2.04%[4]	1.98%[4]
Net expenses[5,6,7]	1.85	1.08	[2,4]	1.85 [4]	1.85 [4]	1.81 [4]
Net investment income	0.50	1.81	[2]	0.96	0.42	0.64

Portfolio turnover rate	75%[8]	54%		51%[8]	46%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended September 30, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been $0.20, total return would have been (6.80)% and the net expense and net investment income ratios would have been 1.71% and 1.18%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.58	$19.70	$21.80	$21.01	$18.60

Income (loss) from operations:
Net investment income	0.20	0.27	0.28	0.20	0.22
Net realized and unrealized gain (loss)	5.97	(1.30)	(0.53)	2.20	3.39
Total income (loss) from operations	6.17	(1.03)	(0.25)	2.40	3.61

Less distributions from:
Net investment income	(0.33)	(0.47)	(0.26)	(0.26)	(0.22)
Net realized gains	(0.89)	(1.62)	(1.59)	(1.35)	(0.98)
Total distributions	(1.22)	(2.09)	(1.85)	(1.61)	(1.20)

Net asset value, end of year	$21.53	$16.58	$19.70	$21.80	$21.01
Total return[2]	37.74%	(6.44)%	(0.62)%	11.89%	20.18%

Net assets, end of year (000s)	$198	$118	$107	$68	$14

Ratios to average net assets:
Gross expenses	1.62%	1.68%	1.58%[3]	1.39%[3]	1.45%
Net expenses[4,5,6]	1.35	1.35	1.35 [3]	1.35 [3]	1.35
Net investment income	0.97	1.55	1.44	0.93	1.10

Portfolio turnover rate	75%[7]	54%	51%[7]	46%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2022, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.70	$19.79	$21.88	$21.10	$18.67

Income (loss) from operations:
Net investment income	0.32	0.37	0.37	0.34	0.33
Net realized and unrealized gain (loss)	6.00	(1.31)	(0.52)	2.17	3.40
Total income (loss) from operations	6.32	(0.94)	(0.15)	2.51	3.73

Less distributions from:
Net investment income	(0.47)	(0.53)	(0.35)	(0.38)	(0.32)
Net realized gains	(0.89)	(1.62)	(1.59)	(1.35)	(0.98)
Total distributions	(1.36)	(2.15)	(1.94)	(1.73)	(1.30)

Net asset value, end of year	$21.66	$16.70	$19.79	$21.88	$21.10
Total return[2]	38.51%	(5.93)%	(0.10)%	12.48%	20.83%

Net assets, end of year (000s)	$9,048	$3,630	$4,743	$19,444	$13,028

Ratios to average net assets:
Gross expenses	0.84%	0.85%[3]	0.83%[3]	0.85%[3]	0.90%
Net expenses[4,5]	0.80	0.80 [3]	0.80 [3]	0.80 [3]	0.79
Net investment income	1.54	2.09	1.92	1.59	1.67

Portfolio turnover rate	75%[6]	54%	51%[6]	46%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.71	$19.82	$21.91	$21.11	$18.68

Income (loss) from operations:
Net investment income	0.33	0.38	0.40	0.34	0.35
Net realized and unrealized gain (loss)	6.01	(1.30)	(0.53)	2.20	3.40
Total income (loss) from operations	6.34	(0.92)	(0.13)	2.54	3.75

Less distributions from:
Net investment income	(0.50)	(0.57)	(0.37)	(0.39)	(0.34)
Net realized gains	(0.89)	(1.62)	(1.59)	(1.35)	(0.98)
Total distributions	(1.39)	(2.19)	(1.96)	(1.74)	(1.32)

Net asset value, end of year	$21.66	$16.71	$19.82	$21.91	$21.11
Total return[2]	38.64%	(5.82)%	0.01%	12.60%	20.97%

Net assets, end of year (millions)	$258	$425	$593	$938	$802

Ratios to average net assets:
Gross expenses	0.72%	0.73%[3]	0.72%[3]	0.72%[3]	0.80%
Net expenses[4,5]	0.70	0.70 [3]	0.70 [3]	0.70 [3]	0.70
Net investment income	1.62	2.17	2.08	1.61	1.76

Portfolio turnover rate	75%[6]	54%	51%[6]	46%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Diversified US Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

32	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$303,794,796	—	—	$303,794,796
Investments in Underlying Funds	6,569,820	—	—	6,569,820
Total Long-Term Investments	310,364,616	—	—	310,364,616
Short-Term Investments†	1,071,684	—	—	1,071,684
Total Investments	$311,436,300	—	—	$311,436,300

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

34	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(79,538,939)	$79,538,939

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class R shares did not exceed 1.10%, 1.85% and 1.35%, respectively. These arrangements are expected to continue until December 31, 2022, but may be terminated at any time by LMPFA.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $106,541, which included an affiliated money market fund waiver of $18.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires September 30, 2022	$606	$291	$194	$4,225	$124,983
Expires September 30, 2023	1,341	49	379	2,127	129,252
Expires September 30, 2024	9,988	417	464	2,162	71,869
Total fee waivers/expense reimbursements subject to recapture	$11,935	$757	$1,037	$8,514	$326,104

For the year ended September 30, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 5.75% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

36	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

For the year ended September 30, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†
Sales charges	$7,608	$23,970
CDSCs	122	13

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of September 30, 2021, Franklin Resources and its affiliates owned 80% of the Fund.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$360,547,085
Sales	428,818,740	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $243,877,244 (Note 9).

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$236,977,049	$78,131,771	$(3,672,520)	$74,459,251

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$32,630		$24,622
Class A2†	67,793		56,515
Class C	1,368	††	676
Class R	852		685
Class I	—		5,967
Class IS	—		505
Total	$102,643		$88,970

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

††	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2021, the service and/or distribution fees reimbursed amounted to $80 for Class C shares.

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$11,407
Class A2†	2,929
Class C	501
Class R	470
Class I	2,348
Class IS	88,886
Total	$106,541

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$355,073	$49,320
Class A2†	362,731	836,712
Class C	2,317	—
Class R	2,646	2,655
Class I	111,906	131,731
Class IS	12,265,360	14,979,608
Total	$13,100,033	$16,000,026

38	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

	Year Ended September 30, 2021	Year Ended September 30, 2020

Net Realized Gains:
Class A	$1,234,634	$163,762
Class A2†	498,842	2,797,496
Class C	6,006	18,047
Class R	7,363	9,267
Class I	222,372	404,329
Class IS	21,372,726	42,476,180
Total	$23,341,943	$45,869,081

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,013,545	$45,066,768	71,116	$1,236,816
Shares issued on reinvestment	72,150	1,583,262	11,239	210,963
Shares repurchased	(106,469)	(2,251,355)	(124,109)	(2,254,947)
Net increase (decrease)	1,979,226	$44,398,675	(41,754)	$(807,168)

Class A2†
Shares sold	273,414	$5,321,944	382,516	$6,654,371
Shares issued on reinvestment	47,575	861,573	196,337	3,634,208
Shares repurchased	(2,140,803)	(46,682,931)	(470,892)	(8,175,562)
Net increase (decrease)	(1,819,814)	$(40,499,414)	107,961	$2,113,017

Class C
Shares sold	50	$992	1,464	$24,837
Shares issued on reinvestment	417	8,323	968	18,047
Shares repurchased	(3,010)	(58,109)	(5,039)	(80,111)
Net decrease	(2,543)	$(48,794)	(2,607)	$(37,227)

Class R
Shares sold	1,824	$35,628	1,467	$26,722
Shares issued on reinvestment	437	9,004	637	11,922
Shares repurchased	(206)	(4,283)	(431)	(6,908)
Net increase	2,055	$40,349	1,673	$31,736

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount

Class I
Shares sold	374,252	$8,225,569	68,132	$1,225,705
Shares issued on reinvestment	9,321	193,777	13,837	259,574
Shares repurchased	(183,304)	(3,957,371)	(104,271)	(1,754,562)
Net increase (decrease)	200,269	$4,461,975	(22,302)	$(269,283)

Class IS
Shares sold	1,530,105	$30,601,446	3,478,633	$57,339,402
Shares issued on reinvestment	1,653,965	33,635,614	3,062,675	57,455,788
Shares repurchased	(5,312,957)	(112,375,264)	(11,025,102)	(198,395,085)
Shares redeemed in-kind	(11,403,558)	(245,404,567)	—	—
Net decrease	(13,532,445)	$(293,542,771)	(4,483,794)	$(83,599,895)

†

On June 24, 2021, the Fund converted 1,929,947 Class A2 shares into 1,900,666 Class A shares, valued at $42,593,936. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended September 30, 2021. The following transactions were effected in such company for the year ended September 30, 2021.

	Affiliate Value at September 30,
		Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$19,594,208	19,594,208	$18,522,524	18,522,524

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$82	—	$1,071,684

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended September 30, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $245,404,567. The net realized gain on these redemptions in-kind amounted to $80,881,529, which was not realized for tax purposes.

40	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$29,000,233	$17,429,914
Net long-term capital gains	7,441,743	44,439,193
Total distributions paid	$36,441,976	$61,869,107

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$10,036,452
Undistributed long-term capital gains — net	53,458,465
Total undistributed earnings	$63,494,917
Other book/tax temporary differences(a)	(35,816)
Unrealized appreciation (depreciation)(b)	74,459,251
Total distributable earnings (loss) — net	$137,918,352

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in certain investments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

12. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

42	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and

Shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Diversified US Large Cap Value Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2021 Annual Report	43

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W. Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

44	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Diversified US Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Diversified US Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

46	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Diversified US Large Cap Value Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

48	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

BrandywineGLOBAL — Diversified US Large Cap Value Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

50	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	51

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$7,441,743
Dividend Received Deduction (DRD)	§	854(b)(1)(A)	$11,156,506
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$11,405,503
Short-Term Capital Gain Dividends	§	871(k)(2)(C)	$15,900,200

52	BrandywineGLOBAL — Diversified US Large Cap Value Fund

BrandywineGLOBAL —

Diversified US Large Cap Value Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

BrandywineGLOBAL — Diversified US Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX012987 11/21 SR21-4260

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2020 and $322,330 in September 30, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $80,500 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2020 and $0 in September 30, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,105,712 in September 30, 2020 and $1,124,357 in September 30, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2021